UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

Talis Biomedical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40047	46-3211155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Constitution Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 433-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On February 17, 2021, Talis Biomedical Corporation (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware immediately following the closing of the Company’s initial public offering (the “IPO”) of shares of its common stock, par value $0.0001 per share (“Common Stock”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately following the closing of the IPO. A description of certain provisions of the Restated Certificate is set forth in the section titled “Description of capital stock” in the prospectus dated February 11, 2021 and filed with the Securities and Exchange Commission on February 12, 2021, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statements on Form S-1, as amended (File No. 333-252360 and File No. 333-253019) (the “Prospectus”).

Amendment and Restatement of Bylaws

Effective as of February 17, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws, to be effective upon the closing of the IPO. A description of certain provisions of the Restated Bylaws is set forth in the section titled “Description of capital stock” in the Prospectus.

The foregoing descriptions of the Restated Certificate and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference herein.

Item 8.01	Other Events.

On February 17, 2021, the Company completed the IPO of 15,870,000 shares of Common Stock at a price to the public of $16.00 per share, which included the full exercise of the underwriters’ option to purchase 2,070,000 additional shares of Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Talis Biomedical Corporation.

3.2	Amended and Restated Bylaws of Talis Biomedical Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2021	TALIS BIOMEDICAL CORPORATION

	By:	/s/ Brian Coe
Brian Coe
Chief Executive Officer